Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1994 included in Omnicom Group Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                                  /s/ ARTHUR ANDERSEN LLP
                                                      ARTHUR ANDERSEN LLP

New York, New York
July 20, 1995